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                                                                    EXHIBIT 23.2

                                                         Arthur Andersen SA
                                                         Route de Pre-Bois 29
                                                         1215 Geneve 15
                                                         Telephone 022 929 42 42
                                                         Fax 022 929 4200


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation of our report dated March 30, 2000 included or incorporated by reference in the annual report on Form 10-KSB, into the Company's Form SB-2A Registration Statements.


ARTHUR ANDERSEN SA


Geneva, Switzerland
February 12, 2001